UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

NTL Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	52-3778427 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1	Financial Statements of NTL Incorporated and NTL Investment Holdings Limited for the fiscal quarter ended March 31, 2006

Item 8.01                                                                       Other Events

In connection with the offering of senior notes by NTL Cable PLC (“NTL Cable”), a subsidiary of NTL Incorporated (the “Company”), guaranteed by the Company, the Company has added an additional footnote to its financial statements which were previously filed with the Company’s Form 10-Q for the quarter ended March 31, 2006. This additional footnote, “13. Condensed consolidated financial information,” contains condensed consolidated financial information on a combined basis about:

•                  the issuer and guarantors of the proposed offering of £300 million aggregate principal amount of senior notes due 2016 to be issued by NTL Cable; and

•                  subsidiaries of the Company who are not guarantors of these notes.

This additional footnote was not required in the Company’s Form 10-Q for the fiscal quarter ended March 31, 2006 when originally filed.

The attached Exhibit 99.1 reflects the Company’s financial statements as so amended, and the financial statements of NTL Investment Holdings Limited, for the fiscal quarter ended March 31, 2006.

Item 9.01                                             Financial Statements and Exhibits

(d)   Exhibits                  Financial Statements of NTL Incorporated and NTL Investment Holdings Limited for the fiscal quarter ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2006	NTL INCORPORATED

	By:	/s/ Jacques Kerrest
Jacques Kerrest
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Financial statements of NTL Incorporated and NTL Investment Holdings Limited for the fiscal quarter ended March 31, 2006.